Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Blue Stream Communications LLC
12409 NW 35th Street
Coral Springs, Florida 33065

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of area networks and related customer contracts in connection with the proposed offering of Blue Stream Issuer, LLC Secured Fiber Network Revenue Notes, Series 2026-1 (the “Transaction”). Blue Stream Communications LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Barclays Capital Inc. (“Barclays” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 5, 2026, representatives of Barclays, on behalf of the Company, provided us with (i) a listing (the “Sample Listing”) consisting of 40 area networks and the related customer contracts (the “Sample Area Networks”) and (ii) a computer-generated data file and related record layout (the “Statistical Data File”) containing data, as represented to us by the Company, as of July 31, 2026, with respect to 407 area networks and the related customer contracts, including each of the 40 Sample Area Networks. We make no representations as to the selection criteria used in determining the Sample Area Networks.

File Review Procedures of the Bulk Contract Characteristics:

For each of the Sample Area Networks, we performed comparisons of the bulk contract characteristics (the “Bulk Contract Characteristics”) set forth on the Statistical Data File and indicated below.

Bulk Contract Characteristics
1.	Property name (for informational purposes only)	7.	Current contract end date
2.	Total available units	8.	Final contract end date
3.	Annual escalator	9.	Autorenewal term (years)
4.	Next rate increase date	10.	Bulk revenue
5.	Contract renewal date (if applicable)	11.	Bulk-like revenue
6.	Contract start date	12.	ROE revenue

We compared Bulk Contract Characteristics 2. through 9. to the corresponding information set forth on or derived from the Telecommunication Servicer Agreement or any amendments thereto (collectively, the “Agreement”).

With respect to our comparison of Bulk Contract Characteristic 10., we recomputed the bulk revenue as the sum of (i) the “bulk video & equipment revenue,” “bulk HSD revenue,” “bulk phone revenue,” “bulk alarm revenue,” “miscellaneous revenue: bulk master,” “rate increase bulk revenue unbilling 1” and “rate increase bulk revenue unbilling 2” (each as set forth on or derived from queries provided to us by the Company from the Company’s accounting system, collectively, the “Accounting System Query”). We compared the results of each recomputation to the corresponding bulk revenue set forth on the Statistical Data File.

With respect to our comparison of Bulk Contract Characteristic 11., we recomputed the bulk-like revenue as the sum of the “miscellaneous revenue: advertising/commission” and “miscellaneous revenue” (each as set forth on the Accounting System Query). We compared the results of each recomputation to the corresponding bulk-like revenue set forth on the Statistical Data File.

With respect to our comparison of Bulk Contract Characteristic 12., we recomputed the ROE revenue as the sum of “ROE video revenue,” “ROE phone revenue,” “ROE HSD revenue” and “ROE alarm revenue” (each as set forth on the Accounting System Query). We compared the results of each recomputation to the corresponding ROE revenue set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Bulk Contract Characteristics 4. through 8., differences of 30 days or less are deemed to be “in agreement;” and

•
with respect to our comparison of Bulk Contract Characteristics 10. through 12., differences of 2.5% or less of the respective amount set forth on the Statistical Data File are deemed to be “in agreement.”

File Review Procedures of the Fiber Network Characteristics:

For each of the Sample Area Networks, we performed comparisons of the fiber network characteristics (the “Fiber Network Characteristics”) set forth on the Statistical Data File and indicated below.

Fiber Network Characteristics
1.	Property name (for informational purposes only)	12.	Upsell other revenue
2.	Contract type (bulk or ROE)	13.	Miscellaneous revenue advertising and commission revenue
3.	Current bulk bill rate (if applicable)	14.	Miscellaneous revenue
4.	Number of bulk billing units (if applicable)	15.	Bulk video costs & revenue share (if applicable)
5.	ROE video revenue (if applicable)	16.	Bulk internet expenses (if applicable)
6.	ROE HSD revenue (if applicable)	17.	Bulk phone expenses (if applicable)
7.	ROE phone revenue (if applicable)	18.	Bulk alarm expenses (if applicable)
8.	ROE alarm revenue (if applicable)	19.	ROE video costs & revenue share (if applicable)
9.	Upsell video revenue	20.	ROE internet expenses (if applicable)
10.	Upsell HSD revenue	21.	ROE phone expenses (if applicable)
11.	Upsell phone revenue	22.	ROE alarm expenses (if applicable)

We compared Fiber Network Characteristic 2. to the corresponding information set forth on or derived from the Agreement.

We compared Fiber Network Characteristics 3. and 4. to the corresponding information set forth on the “Invoice.” Further, with respect to our comparison of Characteristic 3., differences of $0.05 or less are deemed to be “in agreement.”

We compared Fiber Network Characteristics 5. through 22. to the corresponding information set forth on or derived from the Accounting System Query.

The area network documents indicated above, and any other related documents provided in support of the Bulk Contract Characteristics and Fiber Network Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Area Network Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Area Network Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Area Network Documentation. In addition, we make no representations as to whether the Area Network Documentation is comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Area Networks.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Bulk Contract Characteristics and Fiber Network Characteristics set forth on the Statistical Data File, as applicable, were found to be in agreement with the above-mentioned Area Network Documentation, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the area networks underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the area networks or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 30, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 30, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Bulk Contract Exception Description

1	Three differences in total available units.
2	Two differences in annual escalator.
3	Three differences in contract renewal date.
4	Two differences in contract start date.
5	Two differences in current contract end date.
6	Three differences in final contract end date.
7	One difference in autorenewal term.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 30, 2026

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Area Network	Bulk Contract Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Agreement

1	[REDACTED]	Total available units	436	429
1	[REDACTED]	Total available units	221	600
1	[REDACTED]	Total available units	1920	1910
2	[REDACTED]	Annual escalator	4.6%	3.5%
2	[REDACTED]	Annual escalator	0.0%	4.0%
3	[REDACTED]	Contract renewal date	N/A	7/27/2017
3	[REDACTED]	Contract renewal date	N/A	10/17/2023
3	[REDACTED]	Contract renewal date	N/A	1/22/2026
4	[REDACTED]	Contract start date	7/31/2026	3/1/2026
4	[REDACTED]	Contract start date	8/1/2022	1/1/2022
5	[REDACTED]	Current contract end date	7/31/2032	12/31/2031
5	[REDACTED]	Current contract end date	9/1/2036	9/1/2038
6	[REDACTED]	Final contract end date	7/31/2034	12/31/2033
6	[REDACTED]	Final contract end date	9/1/2036	9/1/2039
6	[REDACTED]	Final contract end date	9/1/2039	1/17/2040
7	[REDACTED]	Autorenewal term	0 years	1 year

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.